UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 25, 2005

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	23-144083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Indent. No.)

20 South Main Street, Chambersburg, PA		17201
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a —12 under the Exchange Act (17 CFR 240.14a —12)

☐            Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

 The press release of Franklin Financial Services Corporation dated April 25, 2005 and attached hereto as Exhibit 99, announces its  earnings  for the quarter ended March 31, 2005 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed herewith:

Number	Description	Page Number

99	Press Release, dated April 25, 2005 of Franklin Financial Services Corporation	3

                                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL
SERVICES CORPORATION

By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President
and Chief Executive Officer

Dated: April 28, 2005